UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 21, 2024
(June 21, 2024)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 21, 2024, PNM Resources, Inc. (the “Company”) issued an additional $50,000,000 aggregate principal amount of its 5.75% Junior Subordinated Convertible Notes due 2054 (the “Additional Convertible Notes”), pursuant to the exercise in full of the over-allotment option granted by the Company to the Initial Purchasers (as defined herein) in a Purchase Agreement (the “Purchase Agreement”) dated June 4, 2024 among the Company and the initial purchasers (the “Initial Purchasers”) party thereto.

As previously disclosed in the Company's Current Report on Form 8-K filed on June 10, 2024, the Company on June 10, 2024 issued $500,000,000 aggregate principal amount of its 5.75% Junior Subordinated Convertible Notes due 2054 (the “Original Convertible Notes” and, together with the Additional Convertible Notes, the “Convertible Notes”) pursuant to an Indenture (the "Convertible Notes Indenture"), dated as of June 10, 2024, between the Company and Computershare Trust Company, N.A., as trustee.

The foregoing description of the Convertible Notes does not purport to be complete and is qualified in its entirety by reference to the complete text of the Convertible Notes Indenture and the form of the Convertible Note, which were filed as exhibits to the Company’s Current Report on Form 8-K filed on June 10, 2024 and incorporated herein by reference.

Item 3.03     Unregistered Sales of Equity Securities.

The information set forth under Item 2.03 is incorporated into this Item 3.02 by reference.

The Company offered and sold the Additional Convertible Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the Initial Purchasers to persons reasonably believed to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Additional Convertible Notes, the non-convertible junior subordinated notes issuable upon conversion of the Additional Convertible Notes (the “Non-Convertible Junior Subordinated Notes”), if any, and shares of the Company’s common stock issuable upon conversion of the Additional Convertible Notes, if any, have not been and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and the Additional Convertible Notes, such Non-Convertible Junior Subordinated Notes and such shares of common stock may not be offered or sold without registration or an applicable exemption from registration requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: June 21, 2024	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)